EXHIBIT 24.2
                          ANHEUSER-BUSCH, INCORPORATED
                               POWER OF ATTORNEY
     Each of the undersigned directors and officers of Anheuser-Busch, Incorporated, a Missouri corporation ("ABI"), hereby appoints August A. Busch III, Jerry E. Ritter and JoBeth G. Brown, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the ABI to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with (i) the proposed registration under said Act pursuant to a Registration Statement on Form S-3 of an additional $648,000,000 principal amount of debt securities of Anheuser-Busch Companies, Inc., ABI's parent corporation (the "Company"), (for a total of $750,000,000 available for issuance, including $102,000,000 which remains available under the Company's previous Registration Statement No. 33-49051), and (ii) the co-obligation of ABI in respect of such debt securities, pursuant to Rule 415 under said Act and all as authorized by the Board of Directors of the Company on June 28, 1995; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities and to any amendments to said prior or proposed Registration Statements.
     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of June 28, 1995.

            August A. Busch III                   Patrick T. Stokes
      --------------------------------     --------------------------------
            August A. Busch III                   Patrick T. Stokes
           Chairman of the Board                President and Director
        and Chief Executive Officer
       (Principal Executive Officer)


              Jerry E. Ritter                      Gerald C. Thayer
      --------------------------------     --------------------------------
              Jerry E. Ritter                      Gerald C. Thayer
          Vice President - Finance                    Controller
                and Director                (Principal Accounting Officer)
       (Principal Financial Officer)


             W. Randolph Baker                    August A. Busch IV
      --------------------------------     --------------------------------
             W. Randolph Baker                    August A. Busch IV
                  Director                             Director


             Joseph L. Goltzman                  James F. Hoffmeister
      --------------------------------     --------------------------------
             Joseph L. Goltzman                  James F. Hoffmeister
                  Director                             Director






            James I. Hunter III                     John E. Jacob
      --------------------------------     --------------------------------
            James I. Hunter III                     John E. Jacob
                  Director                             Director


              Donald W. Kloth                    Gerhardt A. Kraemer
      --------------------------------     --------------------------------
              Donald W. Kloth                    Gerhardt A. Kraemer
                  Director                             Director


            Stephen K. Lambright                  Aloys H. Litteken
      --------------------------------     --------------------------------
            Stephen K. Lambright                  Aloys H. Litteken
                  Director                             Director


          Ellis W. McCracken, Jr.                 Anthony T. Ponturo
      --------------------------------     --------------------------------
          Ellis W. McCracken, Jr.                 Anthony T. Ponturo
                  Director                             Director


             William L. Rammes
      --------------------------------     --------------------------------
             William L. Rammes                       Jesus Rangel
                  Director                             Director


            Joseph P. Sellinger                  Wayman F. Smith III
      --------------------------------     --------------------------------
            Joseph P. Sellinger                  Wayman F. Smith III
                  Director                             Director